UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	PGIM Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2018

Date of reporting period:	5/31/2018

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD FUND, INC.

(Formerly known as Prudential Short Duration High Yield Fund, Inc.)

ANNUAL REPORT

MAY 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights (unaudited)

•

Strong individual security selection in the technology, cable & satellite, consumer non-cyclical, and electric utilities sectors contributed to the Fund’s positive returns, particularly its overweights in NRG Energy, Vistra Energy, Bombardier (aerospace & defense), and JBS USA Holdings (consumer non-cyclical), as well as an underweight to Ultra Petroleum (upstream energy).

•

The Fund’s top-performing sector over the 12-month period was electric utilities. Electric utilities performed best, driven by attractive valuations, improving fundamentals and positive merger-and-acquisition trends (most notably Vistra Energy’s acquisition of Dynegy). An underweight to the telecom sector also boosted performance.

•

Overall sector allocation detracted from performance. The Fund’s overweight to the technology sector hurt performance the most, even though certain individual bonds did well. An overweight to healthcare & pharmaceuticals, as well as an underweight to the upstream energy sector, also limited results.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Short Duration High Yield Fund, Inc.	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period ended May 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that while the Fund’s name and CUSIP number have changed, its management, operation, and ticker symbol remained the same.

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period, volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, the policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. In March, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Fund, Inc.

July 16, 2018

PGIM Short Duration High Yield Fund, Inc.	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by S&P Global Ratings (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 5/31/18
Price per Share	Total Return for 12 Months Ended 5/31/18
$16.29 (NAV)	3.30%
$14.07 (Market Price)	–2.89%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC

Key Fund Statistics as of 5/31/18
Duration	2.9 years	Average Maturity	4.0 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 5/31/18 (%)
BBB	5.1
BB	50.3
B	37.2
CCC	4.2
Not Rated	1.4
Cash/Cash Equivalents	1.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s, S&P, or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 5/31/18
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 5/31/18
$1.09	$0.085	7.25%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of May 31, 2018.

PGIM Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

For the 12-month reporting period that ended May 31, 2018, the PGIM Short Duration High Yield Fund generated a positive NAV return of 3.30%, outperforming the 3.02% return of the Bloomberg Barclays US High Yield Ba/B 1-5 year (1% constrained) Index (the Index) and underperforming the 3.31% return of the Lipper High Yield Funds (Leveraged) Average.

For the reporting period, the short duration, higher quality portion of the high yield market, as measured by the Index returned 3.02%, outperforming the broader high yield market as represented by the Bloomberg Barclays High Yield Index by 67 Basis Points (bps). A Basis Point is 1/100th of a percent. The yield-to-worst of the Index ended May at 5.43%, 135 bps higher for the one-year period.

What were conditions like in the short-term US high yield corporate bond market?

Very early in the period, the high yield market was mixed due to volatility in the price of crude oil and interest rates. In June 2017, crude oil dipped as low as $42.50 a barrel while 10-year Treasury yields bottomed at 2.13%. In the third quarter of 2017, high yield bonds performed solidly, helped by record-high equity prices, improving commodity prices, a manageable new-issue calendar, and institutional investors’ reach for yield. However, growing threats from North Korea, terrorist attacks in Barcelona, and devastating hurricanes in the US tempered optimism.

The fourth quarter of 2017 was also positive but volatile. High yield spreads tightened early in the quarter, fueled by rising equity prices and oil prices that topped $60 a barrel, and were a few basis points below their post-crisis level by late October. Momentum then stalled due to uncertainty about tax reform and global growth, along with risk in several sectors (e.g., retail, healthcare, and telecom). The sharp decline abruptly changed direction later in the year as buyers moved in at cheaper levels.

The high yield market moved higher early in 2018 on optimism that the US tax reform law approved by Congress in December would fuel economic growth. Despite rising rates, high yield spreads rallied. Volatility in equities, however, sparked heavy outflows from retail investors. Trade war threats between the US and China did little to soothe market sentiment. During the final two months of the period, high yield returns were modest.

According to Moody’s, the trailing 12-month US speculative grade issuer default rate ended May at 3.7%. Most defaults were issuers in the retail and oil and gas sectors.

What worked?

•

Strong individual security selection in the technology, cable & satellite, consumer non-cyclical, and electric utilities sectors contributed to the Fund’s positive returns, particularly its overweights in NRG Energy, Vistra Energy, Bombardier (aerospace & defense), and JBS USA

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Holdings (consumer non-cyclical), as well as an underweight to Ultra Petroleum (upstream energy).

•

The Fund’s top-performing sector over the 12-month period was electric utilities. Electric utilities performed best, driven by attractive valuations, improving fundamentals and positive merger-and-acquisition trends (most notably Vistra Energy’s acquisition of Dynegy). An underweight to the telecom sector also boosted performance.

What didn’t work?

•

Overall sector allocation detracted from performance. The Fund’s overweight to the technology sector hurt performance the most, even though certain individual bonds did well. An overweight to healthcare & pharmaceuticals, as well as an underweight to the upstream energy sector, also limited results.

•

Security selection in the retailers & restaurants and metals & mining sectors hindered the Fund’s performance. Overweights in PetSmart and Community Health Systems were among the largest single name detractors.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to results as returns of the underlying securities within the portfolio exceeded the cost of borrowing. As of May 31, 2018, the Fund had borrowed $165 million and was about 23.4% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 23.7%.

Did the Fund use derivatives, and how did they affect performance?

The Fund used derivatives, specifically currency forwards, to hedge the currency risk from owning non-US dollar denominated bonds. The derivatives helped immunize any impact from fluctuating currencies.

Current outlook

The near-term outlook for high yield bonds is positive due to improving fundamentals and favorable technicals (limited net supply and strong institutional demand from Asia). However, the outlook is less bullish long term due to potential tail risks, the asymmetric return profile on high yield that these risks can create in a tight-spread environment, and the growing possibility of an economic contraction in two to three years. Despite elevated risks in select sectors, default rates should remain low over the next two years.

Key positioning themes for the Fund are overweights to the technology, media & entertainment, cable, and building materials & construction sectors. The Fund is also overweight electric utilities. An underweight to energy continues to be a sizable theme. Other underweights include the consumer, finance and banking sectors.

PGIM Short Duration High Yield Fund, Inc.	9

Strategy and Performance Overview (continued)

Were there any changes to the management of the Fund’s portfolio?

Effective September 30, 2018, Terence Wheat will no longer serve as a portfolio manager for the Fund. Given the depth and experience of the Fund’s existing portfolio management team, PGIM Fixed Income does not believe that any additional portfolio managers are currently necessary, and that Mr. Wheat’s removal will not have any material impact on the Fund’s investment strategy.

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index—The Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of US higher-rated short duration high yield bonds.

Source: Bloomberg Barclays

Lipper High Yield Funds (Leveraged) Average—The Lipper High Yield Funds (Leveraged) Average (Lipper Average) represent funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged via the use of debt, preferred equity, and/or reverse repurchase agreements.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.pgiminvestments.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.pgiminvestments.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

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Schedule of Investments

as of May 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 126.1%

BANK LOANS 8.7%

Commercial Services 0.6%
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 3.500%	5.480	%(c)	04/26/24	3,051	$3,067,561

Computers 1.3%
McAfee, LLC,
Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.470	(c)	09/30/24	5,084	5,125,553
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.470	(c)	09/29/25	1,850	1,871,584

					6,997,137

Diversified Financial Services 0.4%
Exela Intermediate LLC, First Lien Term B Loan, 3 Month LIBOR + 7.500%	9.570	(c)	06/30/23	1,975	1,988,578

Engineering & Construction 0.2%
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	5.730	(c)	07/07/22	895	898,318

Foods 0.3%
Shearer’s Foods LLC, First Lien Term Loan, 3 Month LIBOR + 4.095%^	6.473	(c)	06/30/21	1,442	1,429,305

Retail 1.4%
Academy, Ltd., Initial Term Loan, 1 - 3 Month LIBOR + 4.000%	5.938	(c)	07/01/22	2,599	2,051,285
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.250%	5.230	(c)	02/15/21	3,205	2,988,519
Sally Holdings LLC, Term B-2 Loan	4.500		07/05/24	2,825	2,749,078

					7,788,882

Software 1.7%
Almonde, Inc., First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	5.807	(c)	06/13/24	1,995	1,961,934
BMC Software Finance, Inc., Initial B-2 US Term Loan, 1 Month LIBOR + 3.250%	5.230	(c)	09/10/22	3,541	3,544,022

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	11

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Software (cont’d.)
Informatica LLC, Dollar Term B-1 Loan, 1 Month LIBOR + 3.250%	5.230	%(c)	08/05/22	1,481	$1,490,300
Symantec Corp., Term A-5 Loan, 3 Month LIBOR + 1.750%	4.080	(c)	08/01/21	2,564	2,551,282

					9,547,538

Telecommunications 2.8%
Digicel International Finance Ltd., First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.610	(c)	05/27/24	2,388	2,328,301
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%	5.718	(c)	11/27/23	1,000	1,002,778
Tranche B-5 Term Loan	6.630		01/02/24	3,795	3,880,388
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	5.980	(c)	10/10/24	4,090	4,082,720
Xplornet Communications, Inc. (Canada), New Term B Loan, 3 Month LIBOR + 4.000%	6.300	(c)	09/09/21	4,034	4,072,097

					15,366,284

TOTAL BANK LOANS (cost $46,802,743)					47,083,603

CORPORATE BONDS 117.4%

Advertising 0.6%
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes(aa)	5.625		02/15/24	3,040	3,055,200

Aerospace/Defense 3.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.500		12/01/24	6,850	7,141,125
Sr. Unsec’d. Notes, 144A(aa)	8.750		12/01/21	6,525	7,242,750
TransDigm, Inc., Gtd. Notes(aa)	6.000		07/15/22	3,150	3,193,312

					17,577,187

Auto Manufacturers 0.3%
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	1,600	1,604,000

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.7%
American Axle & Manufacturing, Inc., Gtd. Notes(aa)	7.750%	11/15/19	2,500	$2,628,125
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%, 144A	4.125	09/15/21	1,400	1,386,000

				4,014,125

Banks 1.0%
CIT Group, Inc.,
Sr. Unsec’d. Notes(aa)	5.000	08/15/22	4,175	4,242,844
Sr. Unsec’d. Notes	5.250	03/07/25	900	913,500

				5,156,344

Building Materials 1.6%
Griffon Corp., Gtd. Notes	5.250	03/01/22	6,603	6,371,895
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	170	171,700
Gtd. Notes	8.500	04/15/22	1,750	1,881,250

				8,424,845

Chemicals 5.6%
A Schulman, Inc., Gtd. Notes	6.875	06/01/23	2,735	2,872,434
Ashland LLC, Gtd. Notes	4.750	08/15/22	1,460	1,465,475
Blue Cube Spinco LLC,
Gtd. Notes	9.750	10/15/23	370	423,188
Gtd. Notes	10.000	10/15/25	2,215	2,580,475
Chemours Co. (The),
Gtd. Notes	6.625	05/15/23	7,805	8,197,435
Gtd. Notes	7.000	05/15/25	1,445	1,549,762
Hexion, Inc., Sr. Sec’d. Notes, 144A(aa)	10.375	02/01/22	735	721,219
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	4,795	4,585,219
Sr. Unsec’d. Notes, 144A	5.250	08/01/23	760	756,200
Platform Specialty Products Corp., Gtd. Notes, 144A	6.500	02/01/22	1,145	1,173,625

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	13

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
PQ Corp., Sr. Sec’d. Notes, 144A(aa)	6.750%	11/15/22	3,800	$3,999,500
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/20	1,343	1,323,526
W.R. Grace & Co., Gtd. Notes, 144A	5.625	10/01/24	900	931,500

				30,579,558

Commercial Services 2.3%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(aa)	6.375	08/01/23	3,700	3,719,425
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A	5.500	10/01/21	2,215	2,226,075
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes	4.500	10/01/20	1,325	1,326,656
Gtd. Notes, 144A(aa)	5.000	04/15/22	5,500	5,455,835

				12,727,991

Computers 4.1%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(aa)	5.875	06/15/21	6,550	6,724,407
Gtd. Notes, 144A(aa)	7.125	06/15/24	4,775	5,130,565
NCR Corp.,
Gtd. Notes	4.625	02/15/21	2,575	2,549,250
Gtd. Notes	5.000	07/15/22	1,882	1,853,770
Gtd. Notes(aa)	5.875	12/15/21	3,235	3,276,731
Gtd. Notes	6.375	12/15/23	2,350	2,416,999

				21,951,722

Distribution/Wholesale 0.3%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	550	534,875
Gtd. Notes	7.000	06/15/23	1,350	1,339,875

				1,874,750

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services 2.4%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	5.375%	08/01/22	2,545	$2,557,725
Gtd. Notes, 144A, MTN	5.875	11/01/21	2,900	2,954,375
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	850	889,780
Navient Corp.,
Sr. Unsec’d. Notes(aa)	6.500	06/15/22	4,965	5,126,362
Sr. Unsec’d. Notes	6.625	07/26/21	525	544,688
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	451,988
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	325	336,573

				12,861,491

Electric 6.6%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875	01/15/24	550	548,625
Sr. Unsec’d. Notes(aa)	5.375	01/15/23	2,805	2,671,762
Sr. Unsec’d. Notes(aa)	5.500	02/01/24	2,325	2,115,750
DPL, Inc.,
Sr. Unsec’d. Notes(aa)	6.750	10/01/19	1,564	1,620,695
Sr. Unsec’d. Notes(aa)	7.250	10/15/21	2,325	2,534,250
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	750	688,125
Sr. Unsec’d. Notes(d)	9.500	10/15/18	2,625	2,355,938
Sr. Unsec’d. Notes(d)	9.875	10/15/20	1,400	1,260,000
NRG Energy, Inc.,
Gtd. Notes(aa)	6.250	07/15/22	3,325	3,424,750
Gtd. Notes(aa)	6.250	05/01/24	3,625	3,742,812
NRG REMA LLC, Pass-Through Certificates, Series C(aa)	9.681	07/02/26	1,100	698,500
Red Oak Power LLC, Series B, Sr. Sec’d. Notes	9.200	11/30/29	775	884,469
Vistra Energy Corp.,
Gtd. Notes(aa)	7.375	11/01/22	8,925	9,374,820
Gtd. Notes	7.625	11/01/24	1,350	1,449,563
Gtd. Notes	8.034	02/02/24	775	817,625
Gtd. Notes, 144A	8.000	01/15/25	1,500	1,623,750

				35,811,434

Electronics 0.1%
Jabil, Inc., Sr. Unsec’d. Notes	5.625	12/15/20	690	722,223

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	15

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Engineering & Construction 0.1%
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%	07/15/23	725	$783,000

Entertainment 4.0%
AMC Entertainment Holdings, Inc., Gtd. Notes(aa)	5.875	02/15/22	1,250	1,265,625
Carmike Cinemas, Inc., Sec’d. Notes, 144A(aa)	6.000	06/15/23	2,250	2,311,875
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A(aa)	6.000	03/15/22	4,000	4,070,800
Eldorado Resorts, Inc., Gtd. Notes(aa)	7.000	08/01/23	2,200	2,312,750
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	11/01/23	1,500	1,545,000
International Game Technology PLC, Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/22	3,150	3,244,500
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	600	627,000
National CineMedia LLC, Sr. Sec’d. Notes(aa)	6.000	04/15/22	2,630	2,669,450
Scientific Games International, Inc.,
Gtd. Notes(aa)	6.625	05/15/21	3,000	3,060,000
Gtd. Notes	10.000	12/01/22	500	536,255

				21,643,255

Environmental Control 0.5%
Clean Harbors, Inc., Gtd. Notes(aa)	5.125	06/01/21	2,600	2,616,250

Foods 1.9%
B&G Foods, Inc., Gtd. Notes	4.625	06/01/21	1,400	1,379,000
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	1,500	1,530,000
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A	7.250	06/01/21	1,050	1,061,813
Gtd. Notes, 144A(aa)	7.250	06/01/21	6,325	6,396,156

				10,366,969

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Forest Products & Paper 0.5%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500%	07/15/22	1,982	$1,977,045
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750	12/01/22	590	619,500

				2,596,545

Gas 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625	05/20/24	375	371,250
Rockpoint Gas Storage Canada Ltd. (Canada), Sr. Sec’d. Notes, 144A(aa)	7.000	03/31/23	1,725	1,740,094

				2,111,344

Healthcare-Products 0.7%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(aa)	4.875	04/15/20	1,960	1,886,500
Gtd. Notes, 144A	5.750	08/01/22	2,040	1,764,600

				3,651,100

Healthcare-Services 8.3%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	500	500,000
Gtd. Notes	5.625	02/15/23	2,625	2,654,531
Gtd. Notes	6.500	03/01/24	600	621,000
Centene Corp., Sr. Unsec’d. Notes	5.625	02/15/21	2,400	2,464,104
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22	775	406,875
Gtd. Notes	7.125	07/15/20	875	735,000
Sr. Sec’d. Notes	6.250	03/31/23	1,475	1,375,438
HCA Healthcare, Inc., Sr. Unsec’d. Notes(aa)	6.250	02/15/21	1,750	1,833,125
HCA, Inc.,
Gtd. Notes(aa)	7.500	02/15/22	2,800	3,059,000
Sr. Sec’d. Notes(aa)	4.750	05/01/23	4,700	4,729,375
LifePoint Health, Inc., Gtd. Notes(aa)	5.500	12/01/21	3,125	3,136,719
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	1,743	1,716,855

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	17

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Molina Healthcare, Inc., Gtd. Notes(aa)	5.375%	11/15/22	2,550	$2,549,770
Select Medical Corp., Gtd. Notes(aa)	6.375	06/01/21	2,500	2,534,375
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	2,450	2,511,250
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	10/01/21	175	173,250
Sr. Sec’d. Notes	4.750	06/01/20	1,525	1,532,168
Sr. Sec’d. Notes	6.000	10/01/20	2,603	2,687,597
Sr. Sec’d. Notes, 144A(aa)	4.625	07/15/24	2,325	2,234,906
Sr. Unsec’d. Notes	6.750	02/01/20	475	491,031
Sr. Unsec’d. Notes	6.750	06/15/23	4,775	4,751,125
Sr. Unsec’d. Notes(aa)	8.125	04/01/22	2,400	2,511,000

				45,208,494

Home Builders 8.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/21	3,950	3,979,625
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	2,050	2,083,825
Beazer Homes USA, Inc., Gtd. Notes(aa)	8.750	03/15/22	4,950	5,308,875
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(aa)	6.500	12/15/20	2,765	2,806,475
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	750	757,575
KB Home,
Gtd. Notes(aa)	4.750	05/15/19	3,609	3,631,737
Gtd. Notes(aa)	7.250	06/15/18	2,000	2,001,750
Lennar Corp.,
Gtd. Notes(aa)	4.125	01/15/22	2,600	2,565,862
Gtd. Notes	4.500	11/15/19	1,000	1,008,750
Gtd. Notes, 144A	6.250	12/15/21	350	366,625
M/I Homes, Inc., Gtd. Notes(aa)	6.750	01/15/21	3,675	3,780,656
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875	12/15/23	2,225	2,288,969
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	2,400	2,460,000

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
PulteGroup, Inc., Gtd. Notes	4.250%	03/01/21	1,850	$1,854,625
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.250	04/15/21	3,300	3,312,375
Gtd. Notes, 144A	5.625	03/01/24	1,910	1,871,227
Gtd. Notes, 144A	5.875	04/15/23	350	353,500
TRI Pointe Group, Inc., Gtd. Notes(aa)	4.875	07/01/21	2,400	2,406,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	4.375	06/15/19	1,288	1,288,000
William Lyon Homes, Inc.,
Gtd. Notes	7.000	08/15/22	400	409,000
Sr. Unsec’d. Notes, 144A	6.000	09/01/23	1,550	1,548,062

				46,083,513

Home Furnishings 0.2%
Tempur Sealy International, Inc., Gtd. Notes	5.625	10/15/23	1,075	1,085,750

Internet 0.6%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.000	04/01/23	3,470	3,517,712

Iron/Steel 1.0%
AK Steel Corp., Sr. Sec’d. Notes	7.500	07/15/23	475	499,344
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A(aa)	6.500	05/15/21	2,043	2,107,354
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A(aa)	4.875	01/15/24	2,925	2,857,374

				5,464,072

Leisure Time 0.4%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750	12/15/21	909	909,000
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25	1,425	1,485,563

				2,394,563

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	19

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging 2.3%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250%	11/15/22	975	$1,060,313
Sr. Sec’d. Notes, 144A(aa)	6.750	11/15/21	4,100	4,223,000
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	400	414,000
Gtd. Notes(aa)	8.625	02/01/19	6,380	6,597,494

				12,294,807

Media 19.9%
Altice France SA (France), Sr. Sec’d. Notes, 144A(aa)	6.000	05/15/22	5,300	5,280,125
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375	07/15/23	3,165	3,117,525
AMC Networks, Inc.,
Gtd. Notes(aa)	4.750	12/15/22	5,683	5,718,519
Gtd. Notes	5.000	04/01/24	150	145,133
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.125	02/15/23	350	349,125
Sr. Unsec’d. Notes	5.250	03/15/21	150	151,125
Sr. Unsec’d. Notes(aa)	5.250	09/30/22	7,365	7,429,444
Sr. Unsec’d. Notes, 144A	4.000	03/01/23	1,690	1,614,153
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/23	4,890	4,859,437
Sr. Unsec’d. Notes, 144A	5.875	04/01/24	1,115	1,124,756
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21	4,930	4,905,449
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21	8,303	8,262,481
Clear Channel Worldwide Holdings, Inc.,
Series A, Gtd. Notes	7.625	03/15/20	1,085	1,076,863
Series A, Gtd. Notes(aa)	6.500	11/15/22	3,090	3,151,800
Series B, Gtd. Notes	6.500	11/15/22	1,973	2,014,926
Series B, Gtd. Notes	7.625	03/15/20	2,515	2,515,000
DISH DBS Corp.,
Gtd. Notes(aa)	5.125	05/01/20	2,875	2,839,062
Gtd. Notes	5.875	07/15/22	480	450,240
Gtd. Notes(aa)	6.750	06/01/21	5,643	5,643,000
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	1,800	1,817,730
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	4,960	5,220,400
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	6.125	02/15/22	1,035	1,062,169

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(aa)	5.750%	01/15/23	6,160	$6,267,800
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	02/15/25	150	137,625
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	1,055	1,002,250
Sinclair Television Group, Inc.,
Gtd. Notes(aa)	5.375	04/01/21	3,120	3,135,600
Gtd. Notes	6.125	10/01/22	4,475	4,575,687
Gtd. Notes, 144A	5.625	08/01/24	580	577,651
Sirius XM Radio, Inc., Gtd. Notes, 144A	3.875	08/01/22	450	434,273
TEGNA, Inc.,
Gtd. Notes	5.125	10/15/19	346	346,865
Gtd. Notes	6.375	10/15/23	4,735	4,900,725
Gtd. Notes, 144A(aa)	4.875	09/15/21	3,030	3,037,575
Tribune Media Co., Gtd. Notes(aa)	5.875	07/15/22	4,045	4,090,506
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125	05/15/23	3,035	2,875,662
Sr. Sec’d. Notes, 144A(aa)	6.750	09/15/22	5,258	5,389,450
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	2,000	1,920,000
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	345	350,175

				107,790,306

Metal Fabricate/Hardware 1.3%
Novelis Corp., Gtd. Notes, 144A	6.250	08/15/24	2,033	2,058,616
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A(aa)	9.875	06/15/23	4,654	5,107,765

				7,166,381

Mining 3.2%
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A(aa)	7.000	02/15/21	2,255	2,266,275
Freeport-McMoRan, Inc.,
Gtd. Notes	3.550	03/01/22	650	628,063
Gtd. Notes	3.875	03/15/23	3,775	3,628,756
International Wire Group, Inc., Sec’d. Notes, 144A	10.750	08/01/21	1,500	1,402,500

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	21

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
Lundin Mining Corp. (Chile), Sr. Sec’d. Notes, 144A	7.875%	11/01/22	440	$461,648
New Gold, Inc. (Canada), Gtd. Notes, 144A(aa)	6.250	11/15/22	2,605	2,660,356
Teck Resources Ltd. (Canada),
Gtd. Notes(aa)	4.500	01/15/21	2,454	2,475,473
Gtd. Notes, 144A	8.500	06/01/24	3,500	3,871,875

				17,394,946

Miscellaneous Manufacturing 0.1%
EnPro Industries, Inc., Gtd. Notes	5.875	09/15/22	500	511,250

Oil & Gas 6.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	2,225	2,330,687
Antero Resources Corp.,
Gtd. Notes	5.125	12/01/22	275	276,375
Gtd. Notes	5.375	11/01/21	925	934,712
Gtd. Notes	5.625	06/01/23	1,500	1,522,500
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(aa)	10.000	04/01/22	4,858	5,234,495
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(aa)	10.750	02/15/20	4,150	4,430,125
CNX Resources Corp.,
Gtd. Notes(aa)	5.875	04/15/22	5,008	5,051,820
Gtd. Notes	8.000	04/01/23	515	547,188
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21	500	531,250
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500	01/30/26	1,925	1,886,500
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(aa)	6.375	01/30/23	3,950	3,564,875
Gtd. Notes, 144A	7.000	03/31/24	325	293,313
Range Resources Corp.,
Gtd. Notes	5.000	03/15/23	1,325	1,285,250
Gtd. Notes	5.875	07/01/22	1,000	1,007,500
RSP Permian, Inc., Gtd. Notes	6.625	10/01/22	1,375	1,433,437
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	4.875	01/15/23	2,200	2,101,022

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Teine Energy Ltd. (Canada), Sr. Unsec’d. Notes, 144A	6.875%	09/30/22	775	$784,688
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	725	761,250
Sr. Unsec’d. Notes	8.250	08/01/23	450	510,750

				34,487,737

Packaging & Containers 2.7%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125	09/15/23	1,350	1,350,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.250	09/15/22	2,300	2,277,000
Greif, Inc., Sr. Unsec’d. Notes(aa)	7.750	08/01/19	5,500	5,720,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(aa)	5.750	10/15/20	4,143	4,168,829
Sealed Air Corp., Gtd. Notes, 144A(aa)	6.500	12/01/20	1,045	1,099,862

				14,615,691

Pharmaceuticals 0.3%
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	175	146,563
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	1,000	742,200
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	6.500	03/15/22	775	805,380

				1,694,143

Pipelines 1.3%
DCP Midstream Operating LP, Gtd. Notes, 144A	4.750	09/30/21	1,000	1,012,500
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes(aa)	6.000	05/15/23	3,050	2,973,750

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	23

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375%	08/15/22	1,200	$1,198,500
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.850	07/15/18	1,900	1,907,125

				7,091,875

Real Estate 0.8%
Crescent Communities LLC/Crescent Ventures, Inc., Sr. Sec’d. Notes, 144A(aa)	8.875	10/15/21	2,137	2,265,220
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	5.250	12/01/21	1,425	1,435,687
WeWork Cos., Inc., Gtd. Notes, 144A	7.875	05/01/25	950	894,321

				4,595,228

Real Estate Investment Trusts (REITs) 2.1%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	2,150	2,209,125
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	850	854,250
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(aa)	5.500	02/01/21	2,625	2,686,491
SBA Communications Corp.,
Sr. Unsec’d. Notes	4.875	07/15/22	500	493,437
Sr. Unsec’d. Notes, 144A	4.000	10/01/22	4,400	4,224,000
VICI Properties 1 LLC/VICI FC, Inc., Sec’d. Notes	8.000	10/15/23	748	829,777

				11,297,080

Retail 4.9%
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	1,050	1,034,250
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	1,000	891,250
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	725	641,625
Sr. Unsec’d. Notes	6.750	01/15/22	675	619,312
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	900	866,250
Sr. Unsec’d. Notes(aa)	8.625	06/15/20	2,350	2,261,875

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750%	10/01/25	800	$834,000
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	1,400	1,415,750
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	955	912,025
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22	1,000	1,017,500
Gtd. Notes(aa)	5.625	10/15/23	2,770	2,832,325
Gtd. Notes(aa)	6.625	04/01/21	3,750	3,946,875
Gtd. Notes	7.000	05/01/20	750	793,125
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	150	107,250
PetSmart, Inc., Gtd. Notes, 144A(aa)	7.125	03/15/23	3,375	1,622,700
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20	1,050	884,625
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	3,225	3,305,625
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500	11/01/23	200	197,500
Yum! Brands, Inc., Sr. Unsec’d. Notes(aa)	3.875	11/01/20	2,400	2,388,000

				26,571,862

Semiconductors 0.7%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875	09/01/22	1,090	1,082,506
Sensata Technologies BV, Gtd. Notes, 144A	4.875	10/15/23	2,680	2,680,000

				3,762,506

Software 6.2%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A(aa)	8.125	07/15/21	2,735	2,803,649
First Data Corp., Gtd. Notes, 144A(aa)	7.000	12/01/23	13,875	14,536,837
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, 144A, Cash coupon 7.125% or PIK 7.875%	7.125	05/01/21	670	673,350
Infor US, Inc.,
Gtd. Notes	6.500	05/15/22	2,455	2,494,894
Sr. Sec’d. Notes, 144A(aa)	5.750	08/15/20	5,340	5,426,775

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	25

Schedule of Investments (continued)

as of May 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Software (cont’d.)
Nuance Communications, Inc., Gtd. Notes, 144A(aa)	5.375%	08/15/20	2,480	$2,489,300
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A(aa)	11.375	12/01/21	4,500	4,893,750

				33,318,555

Telecommunications 7.2%
Anixter, Inc., Gtd. Notes(aa)	5.625	05/01/19	1,500	1,530,000
CenturyLink, Inc.,
Series S, Sr. Unsec’d. Notes(aa)	6.450	06/15/21	5,800	5,938,040
Series V, Sr. Unsec’d. Notes	5.625	04/01/20	1,500	1,518,750
CommScope, Inc.,
Gtd. Notes, 144A(aa)	5.000	06/15/21	3,740	3,758,700
Gtd. Notes, 144A	5.500	06/15/24	1,715	1,719,288
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A	9.500	09/30/22	590	676,140
Level 3 Financing, Inc.,
Gtd. Notes	5.375	08/15/22	250	250,000
Gtd. Notes(aa)	6.125	01/15/21	6,022	6,089,747
Level 3 Parent LLC, Sr. Unsec’d. Notes	5.750	12/01/22	925	925,000
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18	1,000	1,012,500
Sprint Communications, Inc., Gtd. Notes, 144A(aa)	7.000	03/01/20	4,500	4,703,625
Sprint Corp.,
Gtd. Notes(aa)	7.250	09/15/21	3,225	3,337,875
Gtd. Notes(aa)	7.875	09/15/23	4,910	5,153,045
T-Mobile USA, Inc.,
Gtd. Notes	6.000	03/01/23	875	905,625
Gtd. Notes	6.375	03/01/25	1,200	1,253,880

				38,772,215

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Textiles 0.8%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China), Sr. Sec’d. Notes, 144A	7.500%	05/01/25	150	$153,045
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	4,125	4,194,300

				4,347,345

Transportation 0.4%
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	1,875	1,920,000

Trucking & Leasing 0.9%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500	01/15/23	1,675	1,660,344
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500	08/01/22	1,475	1,408,625
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	200	190,500
Gtd. Notes, 144A	5.250	08/15/22	1,300	1,282,125
Gtd. Notes, 144A	5.500	02/15/24	100	98,125

				4,639,719

TOTAL CORPORATE BONDS (cost $642,984,366)				636,155,083

			Shares
COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $43,940)			1,033	30,265

TOTAL LONG-TERM INVESTMENTS (cost $689,831,049)				683,268,951

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	27

Schedule of Investments (continued)

as of May 31, 2018

Description	Shares	Value
SHORT-TERM INVESTMENT 3.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $18,214,256)(w)	18,214,256	$18,214,256

TOTAL INVESTMENTS 129.5% (cost $708,045,305)		701,483,207
Liabilities in excess of other assets (29.5)%		(159,822,956)

NET ASSETS 100.0%		$541,660,251

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

PIK—Payment-in-Kind

REITs—Real Estate Investment Trusts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,429,305 and 0.3% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $361,922,464 segregated as collateral for amount of $165,000,000 borrowed and outstanding as of May 31, 2018. Of such securities, securities in the amount of $4,297,840 have been loaned for which, the amount borrowed serves as collateral.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2018.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$45,654,298	$1,429,305
Corporate Bonds	—	636,155,083	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stock	$30,265	$—	$—
Affiliated Mutual Fund	18,214,256	—	—

Total	$18,244,521	$681,809,381	$1,429,305

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2018 were as follows (unaudited):

Media	19.9%
Telecommunications	10.0
Home Builders	8.5
Healthcare-Services	8.3
Software	7.9
Electric	6.6
Oil & Gas	6.4
Retail	6.3
Chemicals	5.6
Computers	5.4
Entertainment	4.0
Affiliated Mutual Fund	3.4
Aerospace/Defense	3.2
Mining	3.2
Commercial Services	2.9
Diversified Financial Services	2.8
Packaging & Containers	2.7
Lodging	2.3
Foods	2.2
Real Estate Investment Trusts (REITs)	2.1
Building Materials	1.6
Metal Fabricate/Hardware	1.3
Pipelines	1.3
Banks	1.0
Iron/Steel	1.0
Trucking & Leasing	0.9%
Real Estate	0.8
Textiles	0.8
Semiconductors	0.7
Healthcare-Products	0.7
Auto Parts & Equipment	0.7
Internet	0.6
Advertising	0.6
Environmental Control	0.5
Forest Products & Paper	0.5
Leisure Time	0.4
Transportation	0.4
Gas	0.4
Auto Manufacturers	0.3
Pharmaceuticals	0.3
Distribution/Wholesale	0.3
Engineering & Construction	0.3
Home Furnishings	0.2
Electronics	0.1
Miscellaneous Manufacturing	0.1

129.5
Liabilities in excess of other assets	(29.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of May 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	29

Schedule of Investments (continued)

as of May 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended May 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(304,794)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$115,632

For the year ended May 31, 2018, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$2,038,164	$3,102,964

(1)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$4,297,840	$(4,297,840)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

30

Statement of Assets & Liabilities

as of May 31, 2018

Assets
Investments at value, including securities on loan of $4,297,840:
Unaffiliated investments (cost $689,831,049)	$683,268,951
Affiliated investments (cost $18,214,256)	18,214,256
Cash	24,297
Dividends and interest receivable	11,568,644
Receivable for investments sold	2,804,566
Prepaid expenses	1,146

Total Assets	715,881,860

Liabilities
Loan payable	165,000,000
Payable for investments purchased	8,179,767
Management fee payable	480,322
Loan interest payable	395,846
Accrued expenses and other liabilities	72,169
Deferred directors’ fees	48,803
Dividends payable	44,702

Total Liabilities	174,221,609

Net Assets	$541,660,251

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Undistributed net investment income	648,719
Accumulated net realized loss on investment and foreign currency transactions	(86,334,111)
Net unrealized depreciation on investments and foreign currencies	(6,562,098)

Net assets, May 31, 2018	$541,660,251

Net asset value per share ($541,660,251 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.29

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	31

Statement of Operations

Year Ended May 31, 2018

Net Investment Income (Loss)
Income
Interest income	$39,746,713
Affiliated dividend income	237,198
Other income	39,157

Total income	40,023,068

Expenses
Management fee	5,776,678
Loan interest and commitment expense	3,909,272
Custodian and accounting fees	178,459
Shareholders’ reports	73,881
Legal fees and expenses	48,819
Audit fee	43,718
Directors’ fees	34,886
Registration fees	34,167
Transfer agent’s fees and expenses	20,945
Miscellaneous	18,840

Total expenses	10,139,665

Net investment income (loss)	29,883,403

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(184,652)
Forward currency contract transactions	(304,794)
Foreign currency transactions	(696,237)

(1,185,683)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,036,647)
Forward currency contracts	115,632
Foreign currencies	(18,976)

(10,939,991)

Net gain (loss) on investment and foreign currency transactions	(12,125,674)

Net Increase (Decrease) In Net Assets Resulting From Operations	$17,757,729

See Notes to Financial Statements.

32

Statements of Changes in Net Assets

	Year Ended May 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,883,403	$32,671,530
Net realized gain (loss) on investment and foreign currency transactions	(1,185,683)	(425,244)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,939,991)	11,073,826

Net increase (decrease) in net assets resulting from operations	17,757,729	43,320,112

Dividends from net investment income	(36,166,687)	(41,654,047)

Total increase (decrease)	(18,408,958)	1,666,065

Net Assets:
Beginning of year	560,069,209	558,403,144

End of year(a)	$541,660,251	$560,069,209

(a) Includes undistributed/(distributions in excess of) net investment income of:	$648,719	$2,436,730

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	33

Statement of Cash Flows

For Year Ended May 31, 2018

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends received (excluding discount and premium amortization of $(4,384,560))	$44,289,365
Operating expenses paid	(6,243,892)
Loan interest paid	(3,819,012)
Purchases of long-term portfolio investments	(506,723,096)
Proceeds from disposition of long-term portfolio investments	530,749,384
Net purchases and sales of short-term investments	1,177,803
Increase in receivable for investments sold	(2,804,566)
Decrease in payable for investments purchased	(4,658,442)
Net cash paid from forward currency contract transactions	(304,794)
Net cash paid from foreign currency transactions	(696,237)
Decrease in prepaid expenses	108
Effect of exchange rate changes	(18,976)

Net cash provided from operating activities	50,947,645

Cash flows from financing activities:
Cash dividends paid	(36,200,028)
Decrease in borrowing	(15,000,000)

Net cash used in financing activities	(51,200,028)

Net increase (decrease) in cash	(252,383)
Cash at beginning of year, including foreign currency	276,680

Cash at end of year, including foreign currency	$24,297

Reconciliation of Net Increase (Decrease) in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	17,757,729

Decrease in investments	29,588,651
Net realized loss on investment and foreign currency transactions	1,185,683
Decrease in net unrealized depreciation on investments and foreign currencies	10,939,991
Net cash paid from forward currency contract transactions	(304,794)
Net cash paid from foreign currency transactions	(696,237)
Effect of exchange rate changes	(18,976)
Increase in interest and dividends receivable	(118,263)
Increase in receivable for investments sold	(2,804,566)
Decrease in prepaid expenses	108
Decrease in payable for investments purchased	(4,658,442)
Decrease in loan interest payable	90,260
Increase in accrued expenses and other liabilities	(21,688)
Decrease in deferred directors’ fees	8,189

Total adjustments	33,189,916

Net cash provided from operating activities	$50,947,645

See Notes to Financial Statements.

34

Notes to Financial Statements

PGIM Short Duration High Yield Fund, Inc. (formerly known as Prudential Short Duration High Yield Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation of fair valuation of a Fund’s securities to the Manager, a Valuation Committee is hereby established as two persons, being one or more officers of the Fund, including: the Fund’s Treasurer (or the Treasurer’s direct reports); and the Fund’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

PGIM Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements (continued)

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

36

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on

PGIM Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (continued)

investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

38

During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (continued)

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

40

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended May 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended May 31, 2018, were $506,723,096 and $526,776,843, respectively.

A summary of cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended May 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$19,392,059	$331,180,239	$332,358,042	$—	$—	$18,214,256	18,214,256	$237,198

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended May 31, 2018, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $4,495,273 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities, paydowns and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended May 31, 2018 and May 31, 2017, the tax character of dividends paid by the Fund were $36,166,687 and $41,654,047 of ordinary income, respectively.

As of May 31, 2018, the accumulated undistributed earnings on a tax basis was $1,278,144 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

42

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of May 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$713,558,276	$4,175,591	$(16,250,660)	$(12,075,069)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2018 of approximately $81,322,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of May 31, 2018, Prudential owned 8,583 shares of the Fund.

For the year ended May 31, 2018, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates and a commitment. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the year ended May 31, 2018. The average daily outstanding loan balance for the 365 days that the Fund utilized the facility during the period was $171,191,781, borrowed at a weighted average interest rate of 2.25% and commitment fees. The maximum loan balance outstanding during the period was $180,000,000. At May 31, 2018, the Fund had an outstanding loan balance of $165,000,000.

PGIM Short Duration High Yield Fund, Inc.	43

Notes to Financial Statements (continued)

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other income.

8. Distributions

Dividends and Distributions: On May 31, 2018 the Fund declared monthly dividends of $0.0850 per share payable on June 29, 2018, July 31, 2018 and August 31, 2018, respectively, to shareholders of record on June 15, 2018, July 13, 2018 and August 17, 2018, respectively. The ex-dates are June 14, 2018 , July 12, 2018 and August 16, 2018, respectively.

9. Other Risks

The Fund’s risks include, but are not limited to, the following:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or close out of derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. Generally, many over-the-counter derivative

44

instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of rising interest rates, the market price of fixed income instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 331/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

PGIM Short Duration High Yield Fund, Inc.	45

Notes to Financial Statements (continued)

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

46

Financial Highlights

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.84	$16.79	$17.84	$18.82	$19.18
Income (loss) from investment operations:
Net investment income (loss)	0.90	0.98	1.06	1.20	1.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.36)	0.32	(0.75)	(0.59)	0.02
Total from investment operations	0.54	1.30	0.31	0.61	1.24
Less Dividends:
Dividends from net investment income	(1.09)	(1.25)	(1.36)	(1.59)	(1.60)
Net asset value, end of year	$16.29	$16.84	$16.79	$17.84	$18.82
Market price, end of year	$14.07	$15.59	$15.58	$15.75	$17.84
Total Return(b):	(2.89)%	8.36%	8.23%	(2.92)%	0.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$541,660	$560,069	$558,403	$593,165	$626,021
Average net assets (000)	$550,742	$559,484	$560,771	$602,489	$630,017
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.84%	1.71%	1.55%	1.58%	1.52%
Expenses before waivers and/or expense reimbursement(d)	1.84%	1.71%	1.55%	1.58%	1.52%
Net investment income (loss)	5.43%	5.84%	6.29%	6.60%	6.45%
Portfolio turnover rate	72%	65%	58%	58%	75%
Asset coverage	428%	411%	372%	439%	363%
Total debt outstanding at period-end (000)	$165,000	$180,000	$205,000	$175,000	$238,000

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.
(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 0.71%, 0.54%, 0.40%, 0.41% and 0.36%, for the years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

PGIM Short Duration High Yield Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration High Yield Fund, Inc. (formerly Prudential Short Duration High Yield Fund, Inc.) (the “Fund”), including the schedule of investments, as of May 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

July 18, 2018

New York, New York

48

Tax Information (unaudited)

For the year ended May 31, 2018, the Fund reports the maximum amount allowable but not less than 93.37% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2018.

PGIM Short Duration High Yield Fund, Inc.	49

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

50

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share

PGIM Short Duration High Yield Fund, Inc.	51

Other Information (unaudited) (continued)

fee. If a participant elects to sell his or her shares of common stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

52

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

PGIM Short Duration High Yield Fund, Inc.	53

Supplemental Proxy Information (unaudited)

An Annual Meeting of Stockholders was held on March 9, 2018. At such meeting the stockholders elected the following Class III Directors:

Approval of Directors

Class III	Affirmative Votes Cast	Shares Against/Withheld
Scott E. Benjamin	25,628,362.000	384,984.000
Linda W. Bynoe	25,519,187.300	448,283.000
Laurie Simon Hodrick	25,548,129.300	419,341.000
Michael S. Hyland, CFA	25,474,931.300	452,539.000

54

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (60) Director Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (65) Director Portfolios Overseen: 91	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (65) Director Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

PGIM Short Duration High Yield Fund, Inc.

Management of the Fund (unaudited) (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Barry H. Evans (57) Director Portfolios Overseen: 90	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Since 2017 (Class I)	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Director & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Laurie Simon Hodrick (55) Director Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Since 2017 (Class III)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).

Visit our website at pgiminvestments.com

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Michael S. Hyland, CFA (72) Director Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Richard A. Redeker (74) Director Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors) – Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Brian K. Reid (56) Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	Since 2018 (Class I)	None

PGIM Short Duration High Yield Fund, Inc.

Management of the Fund (unaudited) (continued)

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (55) Director & President Portfolios Overseen: 91	President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (45) Director & Vice President Portfolios Overseen: 91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (58)* Director Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Director.

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (62) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (42) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Dino Capasso (43) Deputy Chief Compliance Officer	Since 2018	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.
Deborah A. Docs (60) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (59) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

PGIM Short Duration High Yield Fund, Inc.

Management of the Fund (unaudited) (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Claudia DiGiacomo (43) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (55) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Brian D. Nee (52) Treasurer & Principal Financial and Accounting Officer	Since 2018	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).
Peter Parrella (59) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (49) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (56) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2019, Class II term expires in 2020 and Class III term expires in 2021. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us in 2016 or 2017 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey;

Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I & II (Connecticut General); Pruco Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; Quantitative Management Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Retirement Strategic Investments, LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed. 1/2018

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	69346H100

PICE1000E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended May 31, 2018 and May 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $43,718 and $43,285 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended May 31, 2018 and May 31, 2017: none.

(c) Tax Fees

For the fiscal years ended May 31, 2018 and May 31, 2017: none.

(d) All Other Fees

For the fiscal years ended May 31, 2018 and May 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit,audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other

Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended May 31, 2018 and May 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2018 and May 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Ellen S. Alberding, Linda W. Bynoe, and Richard A. Redeker (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form. Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential material conflict of interest between the firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by our trade management oversight committee.

Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Robert Cignarella, CFA, is a Managing Director and Head of PGIM Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Daniel Thorogood, CFA, is a Vice President and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Previously, he was a high yield portfolio manager for PGIM Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group.

Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of June 30, 2017.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership

Robert Spano, CFA, CPA	30/ $13,721,867,510	18 / $7,083,626,254	112 / $14,244,264,566	$10,001-$50,000
Terence Wheat, CFA	30 / $13,721,867,510	18 / $7,083,626,254	112 / $14,244,264,566	$50,001-$100,000
Daniel Thorogood, CFA	30 / $13,721,867,510	18 / $7,083,626,254	112 / $14,244,264,566	$50,001-$100,000
Ryan Kelly, CFA	30 / $13,721,867,510	18 / $7,083,626,254	112 / $14,244,264,566	$50,001-$100,000
Brian Clapp, CFA	30 / $13,721,867,510	18 / $7,083,626,254	112 / $14,244,264,566	$50,001-$100,000
Robert Cignarella, CFA	30 / $14,540,517,250	18 / $7,083,626,254	112 / $14,712,682,372	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;
•	the number of investment professionals receiving a bonus and related peer group compensation;
•	financial metrics of the business relative to those of appropriate peer groups; and

•	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial; (ii) book value units which track the book value per share of Prudential Financial; and (iii) Prudential Financial stock options. Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

•	Performance Fees— PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance- based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
•	Affiliated accounts— PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
•	Large accounts/higher fee strategies —large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.
•	Long only and long/short accounts— PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
•	Securities of the same kind or class— PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in price, investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.

•	Investment at different levels of an issuer’s capital structure— PGIM Fixed Income may invest client assets in the same issuer, but at different levels in the capital structure. In the event of restructuring or insolvency, PGIM Fixed Income may exercise remedies and take other actions on behalf of the holders of senior debt that are not in the interest of, or are adverse to, other clients that are the holders of junior debt, or vice versa.
•	Financial interests of investment professionals - PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
•	Non-discretionary accounts — PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	Quarterly Strategy Reviews. Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each meeting, the chief investment officer/head of PGIM Fixed Income and strategy teams review and discuss the investment performance and performance attribution for each client account managed in the applicable strategy. These meetings are also typically attended by PGIM Fixed Income’s chief compliance officer or his designee and head of investment risk management or his designee.

•	Quarterly Senior Management Investment Review. Each quarter, the chief investment officer/head of PGIM Fixed Income reviews the investment performance and performance attribution of each of our strategies during a meeting typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

•	In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

•	Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial tracks these aggregated holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential Financial if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

•	Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

•	PICA General Account. Because of the substantial size of the general accounts of our affiliated insurance companies, trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Co-investment by Affiliates

PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.

Conflicts Arising Out of Industry Activities

PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Securities Holdings and Other Financial Interests

•	Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

•	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

•	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

•	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

•	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

○

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

○	To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest, PGIM Fixed Income has adopted a refinancing policy to address this conflict.

•	Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.

•	In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would generate higher securities lending returns, but may not otherwise be in the best interest of the client account.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:      PGIM Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	July 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	July 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	July 18, 2018